UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of report (Date of earliest event reported):
                                 August 1, 2008


                               EPICEPT CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        000-51290                                         52-1841431
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(Commission File Number)                       (IRS Employer Identification No.)

777 Old Saw Mill River Road
Tarrytown, NY                                                   10591
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(Address of Principal Executive Offices)                      (Zip Code)


                                 (914) 606-3500
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed on August 1, 2008, the registrant, EpiCept Corporation, entered into a Securities Purchase Agreement with certain investors relating to the issuance and sale in a public offering. In connection therewith, Rodman & Renshaw, LLC, a subsidiary of Rodman & Renshaw Capital Group, Inc. acted as the exclusive placement agent for the offering. A copy of the Placement Agent Agreement is attached hereto and incorporated herein by reference as Exhibit 10.1.

Item 9.01   Financial Statement and Exhibits.

(d) Exhibits.

10.1     Placement Agent Agreement, dated August 1, 2008.






















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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                       EPICEPT CORPORATION

                                       By: /s/ Robert W. Cook
                                           ----------------------------------
                                       Name: Robert W. Cook
                                       Title: Chief Financial Officer

Date: August 5, 2008



























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
                                  EXHIBIT INDEX


         No.      Description
         ---      -----------

         10.1     Placement Agent Agreement, dated August 1, 2008.

























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